UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2007

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment (“Amendment”) to the Form 8-K filed on November 26, 2007 (the “Original Report”) is being filed to correct an incomplete exhibit listing.  Although the Original Report included Exhibit 99.3 as an attachment, it was not listed under Item 9.01 thereto.  The information previously reported in Items 1.01 and 3.02 of the Original Report and the exhibits previously filed under Item 9.01 of the Original Report are incorporated by reference into this Amendment.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Securities Purchase Agreement dated November 19, 2007.*

99.2

Second Amendment to Amended and Restated Credit Agreement dated November 21, 2007.*

99.3

Press Release dated November 26, 2007.*

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* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

November 27, 2007

By:/s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Securities Purchase Agreement dated November 19, 2007.*

99.2

Second Amendment to Amended and Restated Credit Agreement dated November 21, 2007.*

99.3

Press Release dated November 26, 2007.*

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* Previously filed